UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2015

Gramercy Property Trust Inc.

(Exact name of registrant as specified in its charter)

MARYLAND	001-32248	06-1722127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 5th Avenue, 30th Floor
New York, New York 10175

(Address of principal executive offices)

(212) 297-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                Entry into a Material Definitive Agreement.

On July 1, 2015, Gramercy Property Trust Inc., a Maryland corporation, (the “Company” or “Gramercy”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Chambers Street Properties, a Maryland real estate investment trust (“Chambers Street”), and Columbus Merger Sub, LLC, a Maryland limited liability company and indirect wholly owned subsidiary of Chambers Street (“Merger Sub” and together with Chambers Street, the “Chambers Street Parties”), pursuant to which Gramercy will be merged with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving entity of the Merger.

Pursuant to the terms and conditions in the Merger Agreement, at the effective time of the Merger, each share of Gramercy common stock issued and outstanding immediately prior to the effective time will be converted into the right to receive 3.1898 (the “Exchange Ratio”) validly issued, fully paid and nonassessable Chambers Street common shares of beneficial interest, par value $0.01 per share (the “Merger Consideration”).  Additionally, each share of Gramercy’s 7.125% Series B Cumulative Redeemable Preferred Stock (“Gramercy Preferred Stock”) issued and outstanding prior to the effective time will be converted into a right to receive one newly issued share of 7.125% Series A Cumulative Redeemable Preferred Shares of Chambers Street (“New Chambers Street Preferred Shares”), having preferences, rights and privileges substantially identical to the preferences, rights and privileges of the Gramercy Preferred Stock.  A form of the articles supplementary setting forth the proposed terms of the New Chambers Street Preferred Shares is attached as Exhibit C to the Merger Agreement.  Following the completion of the Merger, Chambers Street will change its name to “Gramercy Property Trust” and it is anticipated that the Chambers Street common shares will cease to trade under its current ticker but rather trade on the New York Stock Exchange under the Gramercy ticker symbol “GPT”.

The Merger Agreement provides that, at the effective time of the Merger, Gramercy’s stock options, restricted stock awards, and restricted stock unit awards generally will convert upon the effective time of the Merger into share options, restricted share awards, and restricted share unit awards, as applicable, with respect to a number of Chambers Street common shares, after giving effect to appropriate adjustments to reflect the consummation of the Merger.

The Chambers Street Parties and Gramercy each made certain customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants by each party to conduct its business in all material respects in the ordinary course of business and use commercially reasonable efforts to preserve its business organization intact during the period between the execution of the Merger Agreement and the consummation of the Merger.

The parties’ obligations to consummate the Merger are subject to certain mutual conditions, including, without limitation, (i) the approval by the holders of a majority of the outstanding shares of Gramercy common stock entitled to vote on the adoption of the Merger Agreement at the special meeting of the Gramercy stockholders (the “Gramercy Stockholder Approval”), (ii)  the approval by the holders of a majority of the Chambers Street common shares cast by the holders at the special meeting of Chambers Street shareholders held to vote on the issuance of Company common shares in connection with the Merger (the “Chambers Street Shareholder Approval”), (iii) the absence of any law, order or injunction prohibiting the Merger, (iv) the effectiveness of the registration statement on Form S-4 to be filed by Chambers Street for purposes of registering the Chambers Street common shares issuable in connection with the Merger and (v) the approval for listing on the New York Stock Exchange of the Chambers Street common shares to be issued in the Merger, the New Chambers Street Preferred Shares and Chambers Street common shares into which Gramercy’s 3.75% Exchangeable Senior Notes due 2019 may be converted.  In addition, each party’s obligation to consummate the Merger is subject to certain other conditions, including, without limitation, (w) the accuracy of the other party’s representations and warranties (subject to customary materiality qualifiers) and the absence of any material adverse effect (as such term is defined in the Merger Agreement) with respect to the other party, (x) the other party’s compliance with its covenants and agreements contained in the Merger Agreement (subject to customary materiality qualifiers), (y) the receipt of opinions that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and (z) the receipt of customary opinions that the Company, Gramercy and certain subsidiaries of Gramercy have qualified as real estate investment trusts (“REITs”) under the Internal Revenue Code of 1986, as amended, and that the combined Company will continue to qualify as a REIT.

From the date of the Merger Agreement until the earlier of the effective time of the Merger and the termination of the Merger Agreement in accordance with its terms, Chambers Street and Gramercy agree not to (and will cause their subsidiaries and their respective representatives not to) (i) solicit, initiate, knowingly encourage or facilitate any inquiries or the making of any proposal or offer with respect to a Competing Proposal (as defined in the Merger Agreement), (ii) engage in, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any other person information in connection with or for the purpose of encouraging or facilitating, a Competing Proposal, (iii) approve, authorize or execute or enter into any letter of intent, option agreement, agreement or agreement in principle with respect to a Competing Proposal or (iv) propose or agree to do any of the foregoing.  However, these restrictions are subject to customary “fiduciary-out” provisions which allow either Chambers Street or Gramercy under certain circumstances to provide information to and participate in discussions with third parties with respect to unsolicited alternative acquisition proposals that the Board of Directors of the Company (“Company Board”) or the Board of Trustees of Chambers (“Chambers Board”) (as applicable) has reasonably determined in good faith (after consultation with its outside legal counsel and independent advisors) is, or could reasonably be expected to lead to, a transaction more favorable to such party and its shareholders than the Merger and is reasonably likely to receive all required governmental approvals and financing on a timely basis and is otherwise capable of being completed on the terms proposed.

The Merger Agreement also contains certain termination rights for both Chambers Street and Gramercy, including, but not limited to, if the Merger is not consummated on or before January 31, 2016 or if the Chambers Street Shareholder Approval or Gramercy Stockholder Approval are not obtained at the applicable stockholder meeting.  The Merger Agreement further provides that, upon termination of the Merger Agreement under certain specified circumstances, including, but not limited to, termination of the Merger Agreement by Chambers Street or Gramercy as a result of an adverse change in the recommendation of the Company Board or Chambers Board, as applicable, Chambers Street may be required to pay to Gramercy a termination fee of $61,198,934, or Gramercy may be required to pay to Chambers Street a termination fee of $43,505,889, in each case in addition to reimbursing up to $20 million of expenses of the other party.

The Merger Agreement is filed as an exhibit to this Current Report on Form 8-K (this “Form 8-K”) to provide investors and security holders with information regarding its terms.  It is not intended to provide any other factual or financial information about Chambers Street, Gramercy, or their respective subsidiaries and affiliates.  The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement; were solely for the benefit of the parties to the Merger Agreement; have been qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and are subject to materiality qualifications contained in the Merger Agreement that may differ from what may be viewed as material by investors.  Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Chambers Street, Gramercy or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Chambers Street and Gramercy.  The Merger Agreement should not be read alone but should instead be read in conjunction with the other information regarding the parties and the Merger that will be contained in, or incorporated by reference into, the joint proxy statement/prospectus forming a part of the registration statement on Form S-4 that Chambers Street will file in order to register Chambers Street common shares issuable in connection with the Merger, as well as in the other filings that each of Chambers Street and Gramercy make with the Securities and Exchange Commission (“SEC”).

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Form 8-K and incorporated herein by reference.

Item 5.02                   Compensatory Arrangements of Certain Officers

Concurrently with execution of the Merger Agreement, the Company has entered into letter agreements, dated July 1, 2015, with each of Gordon F. DuGan, its Chief Executive Officer, Benjamin P. Harris, its President, Jon W. Clark, its Chief Financial Officer, and Edward J. Matey Jr., its General Counsel, pursuant to which the applicable executive has agreed that the consummation of the Merger will not constitute a change in control for purposes of the 2012 Long-Term Outperformance Plan maintained by an affiliate of the Company and has agreed to waive any right to have the Merger treated as a change in control for such purposes.  In addition, the letter agreements with each of Messrs. DuGan, Harris, and Clark provide that if the applicable executive’s employment is terminated by the Company without “cause” or by the executive with “good reason” (each as defined in the applicable employment agreement) during the 18-month period following consummation of the Merger, the cash severance to which he will be entitled will be increased by an amount equal to one times base salary plus bonus over the amount that would otherwise be payable under the applicable agreement upon such termination.

The foregoing summary of the letter agreements is qualified in its entirety by the text of the letter agreements with Messrs. DuGan, Harris, Clark and Matey, which are attached as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto and incorporated herein by reference.

Item 7.01                   Regulation FD Disclosure.

The Company prepared an investor presentation with respect to the Merger.  A copy of the investor presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.  In addition, on July 1, 2015, the Company issued a press release announcing the execution of the Merger Agreement.  A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Such investor presentation and press release shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Important Information For Investors And Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  In connection with the transactions referred to in this material, Chambers Street expects to file a registration statement on Form S-4 with the SEC containing a preliminary joint proxy statement of Gramercy and Chambers Street that also constitutes a preliminary prospectus of Chambers Street.  After the registration statement is declared effective, Gramercy and Chambers Street will mail a definitive proxy statement/prospectus to stockholders of Gramercy and shareholders of Chambers Street.  This material is not a substitute for the joint proxy statement/prospectus or registration statement or for any other document that Gramercy or Chambers Street may file with the SEC and send to Gramercy’s stockholders and/or the Company’s shareholders in connection with the proposed transactions.  INVESTORS AND SECURITY HOLDERS OF GRAMERCY AND CHAMBERS STREET ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders will be able to obtain free copies of the proxy statement/prospectus (when available) and other documents filed with the SEC by Gramercy or Chambers Street through the website maintained by the SEC at http://www.sec.gov.  Copies of the documents filed with the SEC by Gramercy will be available free of charge on Gramercy’s website at www.gptreit.com, or by contacting Gramercy’s Investor Relations Department at 212-297-1000.  Copies of the documents filed with the SEC by Chambers Street will be available free of charge on Chambers Street’s website at www.chambersstreet.com or by contacting Chambers Street’s Investor Relations Department at 609-806-2682.

Gramercy and Chambers Street and their respective directors/trustees and certain of their respective executive officers may be considered participants in the solicitation of proxies with respect to the proposed transactions under the rules of the SEC. Information about the directors and executive officers of Gramercy is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 9, 2015, its proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on May 11, 2015 and other filings filed with the SEC. Information about the trustees and executive officers of Chambers Street is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 2, 2015, the amendments thereto on Form 10-K/A, which were filed with the SEC on March 30, 2015 and April 30, 2015, and other filings filed with the SEC. These documents can be obtained free of charge from the sources indicated above.  Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed transaction between Gramercy and Chambers Street, including any statements regarding the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the respective companies and products, and any other statements regarding Gramercy and Chambers Street’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These statements are often, but not always, made through the use of words or phrases such as “believe,” “expect,” “anticipate,” “should,” “planned,” “will,” “may,” “intend,” “estimated,” “aim,” “on track,” “target,” “opportunity,” “tentative,” “positioning,” “designed,” “create,” “predict,” “project,” “seek,” “would,” “could”, “potential,” “continue,” “ongoing,” “upside,” “in-creases,” and “potential,” and similar expressions.  All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements.  Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.  Some of the factors that may affect outcomes and results include, but are not limited to: (i)  risks associated with the parties’ ability to obtain the required shareholder approval to consummate the merger and the timing of the closing of the merger, including the risks that a condition to closing would not be satisfied or that the closing of the merger will not occur, (ii) the outcome of any legal proceedings that may be instituted against the parties’ and others related to the merger agreement, (iii) changes in financial markets, interest rates and foreign currency exchange rates, (iv) increased or unanticipated competition for our properties, (v) risks associated with acquisitions, (vi) maintenance of real estate investment trust (“REIT”) status, (vii) availability of financing and capital, (viii) changes in demand for developed properties, (ix) risks associated with achieving expected revenue synergies or cost savings, (x) national, international, regional and local economic climates, and (xi) those additional risks and factors discussed in reports filed with the SEC by Gramercy and Chambers Street from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Form 10-K and 10-Q.

Item 9.01                   Financial Statements and Exhibits.

(d)                                 Exhibits

The following exhibits are furnished as part of this report:

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of July 1, 2015, by and among Chambers Street Property, Columbus Merger Sub, LLC and Gramercy Property Trust Inc.
10.1	Letter Agreement, by and between Gramercy Property Trust Inc., GPT Property Trust LP and Gordon DuGan, dated July 1, 2015
10.2	Letter Agreement, by and between Gramercy Property Trust Inc., GPT Property Trust LP and Benjamin Harris, dated July 1, 2015
10.3	Letter Agreement, by and between Gramercy Property Trust Inc., GPT Property Trust LP and Jon Clark, dated July 1, 2015
10.4	Letter Agreement, by and between Gramercy Property Trust Inc., GPT Property Trust LP and Edward Matey, Jr. dated July 1, 2015
99.1	Investor Presentation, dated July 1, 2015
99.2	Joint Press Release by Chambers Street Properties and Gramercy Property Trust Inc., on July 1, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAMERCY PROPERTY TRUST INC.

Date: July 1, 2015	By:	/s/ Edward J. Matey, Jr.
		Name:	Edward J. Matey, Jr.
		Title:	Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of July 1, 2015, by and among Chambers Street Property, Columbus Merger Sub, LLC and Gramercy Property Trust Inc.
10.1	Letter Agreement, by and between Gramercy Property Trust Inc., GPT Property Trust LP and Gordon DuGan, dated July 1, 2015
10.2	Letter Agreement, by and between Gramercy Property Trust Inc., GPT Property Trust LP and Benjamin Harris, dated July 1, 2015
10.3	Letter Agreement, by and between Gramercy Property Trust Inc., GPT Property Trust LP and Jon Clark, dated July 1, 2015
10.4	Letter Agreement, by and between Gramercy Property Trust Inc., GPT Property Trust LP and Edward Matey, Jr. dated July 1, 2015
99.1	Investor Presentation, dated July 1, 2015
99.2	Joint Press Release by Chambers Street Properties and Gramercy Property Trust Inc., on July 1, 2015